UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C., 20549

                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1935

       Date Of Report (Date Of Earliest Event Reported): February 28, 2005

                             THE ALPINE GROUP, INC.
             (Exact Name of Registrant as Specified in its Charter)

                        Commission File Number: 000-02249

               DELAWARE                              22-1620387
(State or Other Jurisdiction of        (I.R.S. Employer Identification  No.)
Incorporation or Organization)

                              ONE MEADOWLANDS PLAZA
                        EAST RUTHERFORD, NEW JERSEY 07073
          (Address of Principal Executive Offices, Including Zip Code)

                                 (201) 549-4400
              (Registrant's Telephone Number, Including Area Code)

          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13a-4(c) under the Exchange Act (17CFR240.13c-4(c))


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Item 1.01   Entry Into A Material Definitive Agreement

         On February 28, 2005 a subsidiary of The Alpine Group, Inc. (the "Company"), Alpine Holdco Inc. ("Holdco"), together with Holdco's subsidiary Essex Electric Inc. ("Essex Electric") (Holdco and Essex Electric being at times collectively called the "Borrower"), entered into Sixth Amendment to Loan and Security Agreement (the "Loan Amendment") with the lenders (each a "Lender" collectively, the "Lenders") from time to time party to that certain Loan and Security Agreement dated as of December 11, 2002 (as amended from time to time, the "Loan Agreement"), Wells Fargo Foothill, Inc., as Agent and a Lender and Congress Financial Corporation (Central), as Documentation Agent and a Lender.

         The Amendment modified the terms of the definition of "EBITDA" as used in the Loan Agreement and modified the minimum EBITDA and maximum annual capital expenditure covenants of the Borrower in respect of the Loan Agreement for 2005.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  March 04, 2005
                                              THE ALPINE GROUP, INC.

                                              By:/s/ DAVID A. OWEN
                                                 --------------------
                                                 David A. Owen
                                                 Chief Financial Officer